SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  March 11, 2005

                        The CattleSale Company
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          (Exact name of registrant as specified in its charter)
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           Delaware                001-07636                 74-1605174
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(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
   of Incorporation)                                        Identification No.)


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 9901 IH-10 West, Suite 800, San Antonio, Texas   78230-2292
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(Address of Principal Executive Offices)          (Zip Code)
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Registrant's telephone number, including area code   210-558-2898
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Item 5.   Other Events

The CattleSale Company announces organization changes as described in the press release attached as exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

99.1  Press Release dated March 11, 2005

FOR IMMEDIATE RELEASE


             THE CATTLESALE COMPANY ANNOUNCES ORGANIZATION CHANGES


San Antonio, Texas, March 11, 2005...The CattleSale Company (OTC BB "CTLE") announced today that Mr. Phillip P. Krumb has been appointed President and will succeed Mr. David S. Geiman who will continue to serve on the Company's Board of Directors. Mr. Krumb has been the Company's Chief Financial Officer since 1999 and has been a director since 1997. Mr. William K. Richardson, the Company's Treasurer, has been appointed Vice President and Chief Financial Officer and will serve on the Company's Board of Directors.

The Company also announced that Mr. Edward L. McMillan is retiring as the Company's Chairman of the Board, effective March 10, 2005. Mr. McMillan has served as the Company's Chairman since February, 2003. Mr. David W. Pequet, a company director, has been appointed Interim Chairman of the Board, until a replacement can be identified and appointed.

In addition, the Company announced that Mr. Gerald N. Agranoff has resigned as the Company's General Counsel. Mr. Agranoff will also continue to serve on the Company's Board of Directors. All matters of a legal nature will be referred to external Counsel.

The Company also reported that its wholly owned subsidiary, Wireless Interface Systems Inc. ("WIS") is still pursuing a private equity placement of approximately $2.0 million The purchase agreement covering WIS's purchase of IDComm's proprietary ISO Memory tag technology and database management system was contingent on WIS's successful closing of such a placement by the end of February, 2005. While there can be no assurances, the company anticipates that the placement will be completed, if at all, by the end of March, 2005.



                                    Contact:
                         Mr. Phillip P. Krumb, President
                             The CattleSale Company
                            San Antonio, Texas 78230
                                 (210) 558 2898
         This press release contains forward-looking statements about the business, financial condition and prospects of the Company. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including without limitation, the risks associated with entering into a new line of business, changes in product demand, the reliability of the internet, changes in competition, economic conditions, new product development, changes in tax and other governmental rules and regulations applicable to the Company, and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this press release the words "believes," "estimates," "plans," "expects," and "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements.









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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          The CattleSale Company
                                          (Registrant)
Date: March 11, 2005

                                          By:  /s/ Phillip P. Krumb
                                          Phillip P. Krumb
                                          President and
                                          Chief Accounting Officer





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Exhibit 99-1